SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K





         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (date of event reported):  June 29, 1998.



                HEADWAY CORPORATE RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-23170

               DELAWARE                        75-2134871
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     850 Third Avenue, 11th Floor
             New York, NY                         10022
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (212) 508-3560


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       On June 29, 1998, Headway Corporate Resources, Inc. ("Company"), acquired through its wholly owned subsidiary substantially all the assets of Phoenix Communication Group, Inc. OF N.J., a New Jersey corporation engaged in the business of offering information technology staffing services ("PCG"). The principal office of PCG is located in Woodbridge, New Jersey. The purchase price for PCG was $17,000,000 paid at closing in the form of cash and common stock of the Company, plus an earnout over the four-year period commencing June 29, 1998, equal to a multiple of the earnings before interest, taxes, and amortization attributable to the assets acquired. The purchase price was determined through arms-length negotiations between the Company and PCG on the basis of the tangible assets of PCG and the goodwill associated with the business. The owners of PCG (which includes the executive officers) are Peter Mercatili and William Tolia, none of whom (including PCG) was affiliated or associated with the Company or its affiliates prior to the acquisition. Funding for the acquisition was provided by debt financing obtained through NationsBank N.A., under the acquisition loan facility established with the Company in March 1998.

      On June 22, 1998, the Company acquired through its wholly owned subsidiary substantially all the assets of Staffing Solution, Inc., and Intelligent Staffing, Inc., both Florida corporations engaged in the business of offering temporary staffing services (collectively "SSI"). The principal office of SSI is located in Miami Lakes, Florida. The purchase price for SSI was $1,300,000 paid at closing in the form of cash and common stock of the Company, plus an earnout over the three-year period commencing June 22, 1998, equal to a specified portion of the earnings before interest, taxes, and amortization attributable to the assets acquired. The purchase price was determined through arms-length negotiations between the Company and SSI on the basis of the tangible assets of SSI and the goodwill associated with the business. The owners of SSI (which includes the executive officers) are Gary Kamler and Hilary Bencini, none of whom (including SSI) was affiliated or associated with the Company or its affiliates prior to the acquisition. Funding for the acquisition was provided by debt financing obtained through NationsBank N.A., under the acquisition loan facility established with the Company in March 1998.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.

      It is impracticable for the Company to provide the required historical financial statements of PCG at the time this report on Form 8-K is filed. The Company proposes to file the required financial statements as soon as they are available. The Company expects that it will file the required financial statements no later than 60 days after the date on which this report on Form 8-K is required to be filed. Historical financial statements of SSI are not required because the acquisition is not significant.

(b)  Pro Forma Financial Information.

      It is impracticable for the Company to provide the required pro forma financial information at the time this report on Form 8-K is filed. The Company proposes to file the required pro forma
financial  information as soon as it is available.   The  Company
expects that it will file the required financial information no later than 60 days after the date on which this report on Form 8-K is required to be filed.

(c)   Exhibits.   Included  in  this  report  are  the  following
exhibits.


 Exhibit   SEC Ref.    Title of Document                      Page
   No.        No.

    1        (10)      Asset Purchase Agreement dated
                         June 29, 1998, pertaining to the
                         the purchase of PCG assets           E-1

    2        (10)      Asset Purchase Agreement dated
                         June 22, 1998, pertaining to the
                         the purchase of SSI assets           E-36

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADWAY CORPORATE RESOURCES, INC.

DATED:  July 13, 1998         By: /s/ Barry S. Roseman, President